Tax credits receivable	12 Months Ended
Nov. 30, 2019
Schedule Of Information About Unused And Unrecorded Non Refundable Federal Tax Credit [Abstract]
Tax credits receivable

9.	Tax credits receivable
Tax credits receivable comprise research and development investment tax credits receivable from the Quebec government which relate to eligible research and development expenditures under the applicable tax laws. The amounts recorded as receivables are subject to a government tax audit and the final amounts received may differ from those recorded. There are no unfulfilled conditions or contingencies associated with the government assistance received.

The Company has unused and unrecorded
non-refundable
federal tax credits which may be used to reduce future income tax and expire as follows
.

2024	$448
2025	1,336
2026	1,640
2027	2,260
2028	2,507
2029	1,689
2030	837
2031	585
2032	306
2033	202

$11,810